The Glenmede Fund, Inc.

Short Term Tax Aware Fixed Income Portfolio (GTAWX)

Supplement dated September 23, 2016 to the

Short Term Tax Aware Fixed Income Portfolio

Prospectus (“Prospectus”) dated June 29, 2016

The sub-section entitled “Portfolio Holdings” of the section entitled “Additional Information About Investments” on page 10 of the Prospectus is hereby deleted in its entirety and replaced with the following:

Portfolio Holdings

The Advisor may publicly disclose information concerning the securities held by the Portfolio in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. In addition, the Advisor may post the Portfolio’s month-end, top-ten portfolio holdings no earlier than ten calendar days after the end of each month, and/or the complete quarter-end portfolio holdings no earlier than ten calendar days after the end of each calendar quarter, on its website, www.glenmedeim.com. This information will generally remain available on the website at least until the Fund files with the SEC its annual/semi-annual shareholder report or quarterly portfolio holding report that includes such period. The Fund may terminate or modify this policy at any time without further notice to shareholders.

A further description of the Fund’s policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

This Supplement should be retained with your

Prospectus for future reference.

The Glenmede Fund, Inc.

Short Term Tax Aware Fixed Income Portfolio (GTAWX)

Supplement dated September 23, 2016 to the

Short Term Tax Aware Fixed Income Portfolio

Statement of Additional Information (“SAI”) dated June 29, 2016

In the section entitled “Disclosure of Portfolio Holdings” on page 12 of the SAI, the first paragraph is hereby deleted in its entirety and replaced with the following:

The Board has adopted a policy on selective disclosure of portfolio holdings (including, but not limited to, portfolio securities holdings, asset allocations, sector allocations, and other portfolio holdings statistics, collectively referred to herein as “portfolio holdings”). The policy provides that neither the Fund, nor its Advisor, sub-advisor, administrator, transfer agent nor distributor (“Fund Service Provider”) will disclose the Fund’s portfolio holdings to any person other than in accordance with the policy. Under the policy, neither the Fund, any Fund Service Provider, nor any of their affiliated persons may receive any compensation in any form, whether in cash or otherwise, in connection with the disclosure of portfolio holdings. A Fund Service Provider may provide portfolio holdings to third parties if such information has been included in the Fund’s public filings as required by the SEC or other filings, reports or disclosure documents as the SEC or other applicable regulatory authorities may require. The Advisor may post the following portfolio holdings on its website or any website maintained for the Fund or otherwise in a manner available to all shareholders: (1) no earlier than ten calendar days after the end of each month, the month-end top-ten portfolio holdings; and/or (2) no earlier than ten calendar days after the end of each calendar quarter, the complete quarter-end portfolio holdings. This information may then be separately provided to any person commencing the day after it is first published on the website. Such information shall remain available on the website at least until the Fund files with the SEC its annual/semiannual shareholder report or quarterly portfolio holdings report that includes such period.

The sub-section entitled “Shareholder Services Plan” of the section entitled “Investment Advisory and Other Services” on page 23 of the SAI is hereby deleted in its entirety and replaced with the following:

The Fund has adopted an Amended and Restated Shareholder Servicing Plan effective January 1, 1998, and most recently amended effective September 20, 2016 (collectively the “Plan”), under which the Fund may pay, directly or indirectly, a fee to broker/dealers, banks and other financial institutions (including Glenmede Trust and its affiliates) that are dealers of record or holders of record or which have a servicing relationship (“Servicing Agents”) with the record or beneficial owners of shares in the Portfolio. Pursuant to such Agreements, Servicing Agents provide or arrange to provide shareholder support services to shareholders of the Portfolio. The fee, which is at an annual rate of 0.10% for the Portfolio, is computed monthly and is based on the average daily net assets of the shares beneficially owned by such shareholders. All expenses incurred by a class of the Portfolio in connection with the Agreement and the implementation of the Plan shall be borne entirely by the holders of the shares of the Portfolio and will result in an equivalent increase to the Portfolio’s Total Annual Portfolio Operating Expenses. The Advisor and Glenmede Trust may pay additional compensation from time to time, out of their assets and not as an additional charge to the Fund, to selected institutions and other persons in connection with selling Portfolio shares and/or servicing of Portfolio shareholders and other accounts managed by the Advisor or Glenmede Trust.

The services provided by or arranged to be provided by the Servicing Agents under the Agreements may include aggregating and processing purchase and redemption requests from shareholders and transmitting purchase and redemption orders to the transfer agent; providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; processing dividend and distribution payments from the Fund on behalf of shareholders; providing information periodically to shareholders showing their positions; arranging for bank wires; responding to shareholders’ inquiries concerning their investments; providing sub-accounting with respect to shares beneficially owned by shareholders or the information necessary for sub-accounting; if required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders; or providing such other similar services as may be reasonably requested.

Glenmede Trust has entered an Agreement with the Fund and provides or arranges to provide shareholder support services to the Portfolio’s shareholders.